UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2006

BROOKS AUTOMATION, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 0-25434

Delaware	04-3040660

(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

15 Elizabeth Drive, Chelmsford, MA 01824

(Address of principal executive offices and Zip Code)

978-262-2400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02   Results of Operations and Financial Condition

          On May 2, 2006, Brooks Automation, Inc. held a conference call discussing  its financial results for the fiscal quarter ended March 31, 2006. A transcript of the conference call is attached hereto.

Limitation on Incorporation by Reference. The information furnished in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in this press release attached as an exhibit hereto, the press release contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

ITEM 9.01   Financial Statements and Exhibits

(d) Exhibits

99.1 Transcript of May 2, 2006 Conference Call of Brooks Automation, Inc. (the “Company”) announcing its financial results for the fiscal quarter ended March 31, 2006.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BROOKS AUTOMATION, INC.

	By:	/s/ Thomas S. Grilk

	Name:	Thomas S. Grilk
	Title:	Senior Vice President,
General Counsel & Secretary Brooks automation, Inc.
Date: May 4, 2006

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

*99.1	Brooks Automation, Inc. transcript of Conference Call of May 2, 2006.

*Furnished herewith.